SUPPLEMENT DATED JUNE 30, 2003

TO

PROSPECTUS DATED MAY 1, 2003
FOR
FUTURITY ACCOLADE NY VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

______________________________________________________________

Effective July 1, 2003, Sun Life Financial Services of Canada Inc. will change its name to Sun Life Financial Inc. The language in the prospectus will change to reflect the following:

We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.